UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Semi-Annual Report

March 31, 2018

Portfolio Summaries	2 -7

Important Information	8-9

Schedules of Investments	10-34

Statements of Assets and Liabilities	35

Statements of Operations	36

Statements of Changes in Net Assets	37-38

Financial Highlights	39-40

Notes to Financial Statements	41-56

Changes to the Board of Trustees and Fund Officers	57

Privacy Policy	58-60

AllianzGI Advanced Core Bond Portfolio

(unaudited)

For the period of October 1, 2017 through March 31, 2018, as provided by Christian Tropp, CFA, Lead Portfolio Manager.

Portfolio Insights

Performance Overview

For the six-month period ending March 31, 2018, the AllianzGI Advanced Core Bond Portfolio (the “Portfolio”) returned -1.34% (net of fees) underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned -1.08%.

Market Overview

Over the reporting period, the index yield of the benchmark, as provided by Bloomberg Finance L.P., increased by 57 basis points. Broken down by sub-indices of the benchmark, the strongest increase in yield was realized in asset-based securities (“ABS”) (83 basis points), followed by covered bonds (73 basis points), government-related bonds (62 basis points), and corporate bonds (61 basis points). The total return of the benchmark (-1.08%) can be broken down into segment performance as follows: the US Treasury sub index performed -1.13%, the government-related sub-index returned -0.73%, the corporate-related sub-index returned -1.17%, and the US mortgage-backed securities (“MBS”) sub-index realized a total return of -1.04%. Looking at the various rating segments of the benchmark, we observe that the worst performance was shown by A-rated bonds

(-1.38%), while Aa-rated bonds had the highest total return (-0.75%). Analyzing the maturity segments of the benchmark, we observe that highest total return was realized by the 1-3 Year sub-index (-0.41%), followed by the 10+ Year sub-index (-0.83%). The worst performance was shown by the 7-10 Year sub-index (-1.50%), followed by the 5-7 Year (-1.32%) and 3-5 Year (-1.22%) sub-indices.

Portfolio review

According to a performance attribution analysis provided by IDS GmbH, effective duration, yield, other factors, and selection had positive contributions to the Portfolio’s active return against the benchmark, while term structure and sector had negative contributions. Additionally, quality and currency were neutral contributors.

Outlook

At the end of the six-month reporting period the yield of the Portfolio’s investment universe, as measured by the benchmark yield, was 3.1%, as provided by Bloomberg Finance L.P. The benchmark segment with the highest yield was corporate bonds (3.8%), followed by US MBS and Commercial Mortgage-Backed Securities

(“CMBS”) (3.3% each) and government-related bonds (3.1%). The segment of the benchmark with the lowest yield was US Treasury, which yielded 2.5%.

Economic growth appears to be underpinned by the solid environment for private consumption given low financing costs and a good labor market developments. Also, the Tax Cut and Jobs Act could lead to higher growth and, more worrisome, higher inflation in the US with a potential spillover to European markets. For a more classical recovery with higher growth rates an improvement on the investment side might be needed. Latest data here appeared to be encouraging. Risks to growth seem to mainly stem from the transition in China. Also, potential changes in monetary policy could influence markets. A further case appears to be the reduction of reinvestments in order to reduce the balance sheet size by the US Federal Reserve. Also, it seems that the European Central Bank has reduced its buying amount in 2018. Hence, it appears that the momentum for provision of liquidity by the central banks will decline and we believe the peak in global liquidity could be reached this year.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†

AllianzGI Advanced Core Bond Portfolio	-1.34%	-0.79%	1.38%

Bloomberg Barclays U.S. Aggregate Bond Index ††	-1.08%	1.20%	1.68%

* Cumulative return.

† The Portfolio began operations on October 30, 2015. Benchmark return comparisons began on the portfolio inception date.

†† The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.44%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 0.35%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2018.

Portfolio Review commentary is based on the Wilshire Axiom Performance Attribution Analysis. Wilshire Axiom uses a position based approach and performance is linked daily. Please note that the different prices and different methodologies used in this attribution report, among others, may cause deviation in return figures to official performance.

2	Semi-Annual Report / March 31, 2018

AllianzGI Advanced Core Bond Portfolio

(unaudited) (continued)

Industry/Sectors (as of March 31, 2018)

U.S. Treasury Obligations	34.7%

U.S. Government Agency Securities	27.7%

Banks	20.5%

Sovereign Debt Obligations	10.7%

Auto Manufacturers	4.5%

Oil, Gas & Consumable Fuels	3.8%

Food & Beverage	3.0%

Pharmaceuticals	2.8%

Other	18.7%

Cash & Equivalents — Net	-26.4%

Moody’s Ratings (as of March 31, 2018)

(as a % of total investments)

Cumulative Returns through March 31, 2018

               (in thousands)

Bond ratings refer to the underlying holdings of the Portfolio and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Portfolio’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Portfolio’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above, if applicable, as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$ 986.60

Expenses Paid During Period	$ 1.73

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$1,023.19

Expenses Paid During Period	$ 1.77

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.35%), multiplied by the average account value over the period, multiplied by 182/365.

3	Semi-Annual Report / March 31, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited)

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior Product Specialist.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2018, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned 4.26%, outperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned 3.99%.

Market Overview

It was a volatile quarter for global equities, which started the year strongly before suffering sell-offs in February and March. Initially stocks rallied, boosted by ongoing optimism over the health of the global economy and by expectations that tax reforms would help to lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more. Despite record levels of global mergers and acquisitions activity, most equity markets ended the quarter with losses.

Portfolio Overview

The Portfolio’s strategies implement a blend of five investment styles that are well-diversified and successful over the long term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve months, the style Value underperformed globally, and across most regions except for emerging markets. The trend following styles of Price Momentum and Earnings Change outperformed while Growth was the worst relative performer of our five target investment styles.

The Portfolio’s strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active country/sector allocation was benign.

The Portfolio holds a broad number of stocks to implement what we believe is a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past six months. Stock selection in the energy and healthcare sectors were the largest contributors along with Switzerland from a country context. Stock selections within the information technology and industrials sectors, along with Japan, were the biggest detractors to performance.

Outlook

The Portfolio’s strategy is a diversified mix of hundreds of securities that seeks to harvest the long-term risk premiums associated with Value, Price Momentum, Earnings Change, Growth, and Quality. Around these premiums, we use a quantitative process, that we believe helps to minimize risk and create a stable excess return stream independent of market and economic environments. Therefore, we do not provide a market or economic outlook.

Average Annual Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Global Managed Volatility Portfolio	4.26%	13.28%	12.82%
MSCI ACWI Minimum Volatility Index ††	3.99%	10.65%	9.19%

* Cumulative return.

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across developed markets and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.83%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2018.

4	Semi-Annual Report / March 31, 2018

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2018)

United States	51.5%

Japan	13.5%

Taiwan	5.5%

Canada	3.4%

China	2.8%

Switzerland	2.3%

Hong Kong	2.2%

France	2.0%

Other	15.3%

Cash & Equivalents — Net	1.5%

Cumulative Returns through March 31, 2018

                (in thousands)

Shareholder Expense Example	Actual Performance

Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$1,042.60

Expenses Paid During Period	$ 2.29

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$1,022.69

Expenses Paid During Period	$ 2.27

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.45%), multiplied by the average account value over the period, multiplied by 182/365.

5	Semi-Annual Report / March 31, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2017 through March 31, 2018, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

Performance Overview

For the six-month period ended March 31, 2018, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 4.02%, underperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned 5.17%.

Market Overview

During the reporting period, the macroeconomic climate was favorable and investors gravitated toward the attractive growth and valuation profile of global small-cap equities.

Global small-cap equities advanced at the onset of the reporting period, buoyed by strong earnings growth and optimism over the health of the global economy, as the benchmark posted low-single digit advances in each of the initial four months. Higher-risk, pro-cyclical segments of the market were among the top performers given the broad asset class advance and the low-to-moderate levels of volatility. The benchmark performance results moderated in February and March due to concerns over a global trade war, the impact from mounting geopolitical tensions in Russia, and prospects that rising inflation expectations which could lead the US Federal Reserve (the “Fed”) to accelerate rate hikes. In this period, defensive stocks were among the top performers for the benchmark.

Benchmark county results were broadly higher, with 36 of 47 countries posting gains. Emerging market countries were among the outperformers, with Egypt, South Korea and

South Africa posting the highest gains. Japan, the second largest benchmark weight, posted a low double-digit gain, while the United States, by far the largest benchmark weight, was advanced mid-single-digits. Meanwhile, Poland, Peru and the Philippines each declined due primarily to country-specific macroeconomic headwinds.

Sector results were mostly higher, with nine out of 11 benchmark sectors advancing. Health care was the top performer followed closely by information technology, each posting a double-digit gain for the semi-annual period. Conversely, energy and telecommunication services were the only two sectors to post declines during the reporting period.

Portfolio Review

The Portfolio seeks to benefit from the vast inefficiencies in global small-cap equities. Results trailed the benchmark due to outperformance of higher-beta securities, which the Portfolio was underweight, in the initial months of the reporting period.

The Portfolio’s sector results were aided by bottom-up stock selection in financials, followed closely by stockpicking in real-estate and consumer discretionary sectors. Meanwhile, a relative overweight allocation and stock selection within utilities offset results, as did more conservative stock selection in health care and information technology, the two top performing sectors for the benchmark. From a country standpoint, bottom-up stock selection in Denmark, China and Hong Kong outpaced the benchmark during the reporting period. Conversely, Poland was the primary laggard due to a relative overweight allocation and stock selection, followed by selections in New Zealand, the Philippines and Greece.

Outlook

While uncertainty regarding the recent trade and political climate may cloud short-term visibility, our viewpoint for global small-cap equities remains optimistic. Global economic activity continues to increase at a healthy rate and Street analysts are anticipating a greater than 20% earnings growth for the asset class in 2018. This strong growth potential, coupled with the idiosyncratic opportunities of global small-cap equities, may offset any forthcoming macroeconomic headwinds in terms of a tariff war or geopolitical impacts. Furthermore, we believe global small-cap equities remain attractive due to their higher alpha potential and impact from active management given the greater inefficiencies in the asset class.

We continue to construct the Portfolio on a bottom-up basis at the stock level. In addition, we apply a dual risk-budget, targeting a moderate tracking error and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming periods.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Global Small-Cap Opportunities Portfolio	4.02%	20.08%	10.20%
MSCI All Country World Small-Cap Index ††	5.17%	16.21%	7.70%

* Cumulative return.

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 4.25%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2019. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2018.

6	Semi-Annual Report / March 31, 2018

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of March 31, 2018)

United States	46.6%

Japan	8.7%

United Kingdom	6.4%

China	4.9%

Canada	3.6%

Hong Kong	3.0%

Taiwan	2.6%

Australia	2.6%

Other	21.3%

Cash & Equivalents — Net	-0.3%

Cumulative Returns through March 31, 2018

                (in thousands)

Shareholder Expense Example	Actual Performance
Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$1,140.20

Expenses Paid During Period	$ 6.10

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (10/1/17)	$1,000.00

Ending Account Value (3/31/18)	$1,018.95

Expenses Paid During Period	$ 6.04

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.20%), multiplied by the average account value over the period, multiplied by 182/365.

7	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of March 31, 2018, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of three investment series, AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio and AllianzGI Global Small-Cap Opportunities Portfolio, (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Semi-Annual report. Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Proxy Voting

The Portfolios’ Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

8	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited) (continued)

Form N-Q

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Credit Ratings

Bond ratings apply to the underlying holdings of a Portfolio and not the Portfolio itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Portfolios’ considerations of industry practice.

Bonds not rated by Moody’s or bonds that do not have a rating available are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Portfolios, Allianz Global Investors U.S. LLC, the Investment Manager to the Portfolios, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Portfolio Summary pages, including Portfolio Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

9	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES - 53.3%

Aerospace & Defense - 0.8%

Northrop Grumman Corp.,
2.08%, 10/15/20	$750	$733,994
United Technologies Corp.,
1.90%, 5/4/20	350	343,171
4.15%, 5/15/45	200	193,772
		1,270,937

Agriculture - 0.8%

Altria Group, Inc.,
5.375%, 1/31/44	200	230,263
Cargill, Inc. (a)(b),
3.25%, 3/1/23	100	100,075
Philip Morris International, Inc.,
2.00%, 2/21/20	800	788,418
2.375%, 8/17/22	200	192,903
		1,311,659

Auto Manufacturers - 4.5%

American Honda Finance Corp.,
1.95%, 7/20/20	500	490,051
2.00%, 2/14/20	800	788,234
2.60%, 11/16/22	750	735,230
Daimler Finance North America LLC (a)(b),
2.00%, 7/6/21	500	481,278
2.30%, 2/12/21	750	731,894
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	850	841,962
General Motors Co.,
5.15%, 4/1/38	200	199,506
General Motors Financial Co., Inc.,
2.35%, 10/4/19	350	346,541
2.65%, 4/13/20	350	345,764
3.95%, 4/13/24	300	298,107
Kia Motors Corp. (a)(b),
3.50%, 10/25/27	750	714,082
PACCAR Financial Corp.,
1.65%, 8/11/21	500	479,177
2.30%, 8/10/22	250	242,411
Toyota Motor Credit Corp.,
1.95%, 4/17/20	800	788,154
		7,482,391

Banks - 20.5%

Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	1,000	993,353
Bank Nederlandse Gemeenten NV (a)(b),
1.625%, 4/19/21	800	774,558
2.375%, 3/16/26	500	477,781
Bank of America Corp.,
2.65%, 4/1/19, Ser. L	800	800,027
4.00%, 4/1/24	400	409,177
5.625%, 7/1/20	600	633,159
Bank of Montreal,
2.10%, 6/15/20	850	833,896
2.35%, 9/11/22	800	771,435
Bank of New York Mellon Corp.,
2.60%, 2/7/22	800	785,294
Bank of Nova Scotia,
1.85%, 4/14/20	350	343,625
1.875%, 4/26/21	798	774,549
2.15%, 7/14/20	850	834,866
2.80%, 7/21/21	300	298,080
Barclays PLC,
2.75%, 11/8/19	850	844,616
4.375%, 1/12/26	550	553,107
4.95%, 1/10/47	300	307,975
BNZ International Funding Ltd. (a)(b),
3.375%, 3/1/23	300	297,731

See accompanying Notes to Financial Statements	10	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
Citigroup, Inc.,
4.50%, 1/14/22	700	728,265
4.65%, 7/30/45	100	107,263
8.125%, 7/15/39	300	455,690
Commonwealth Bank of Australia (a)(b),
2.85%, 5/18/26	500	471,252
Credit Suisse AG,
2.30%, 5/28/19	850	845,464
Deutsche Bank AG,
2.85%, 5/10/19	850	847,223
3.375%, 5/12/21	400	395,639
Dexia Credit Local S.A. (a)(b),
1.875%, 3/28/19	400	397,722
Fifth Third Bancorp,
2.60%, 6/15/22	400	388,249
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	500	497,733
6.00%, 6/15/20, Ser. D	400	423,965
ING Bank NV (a)(b),
2.625%, 12/5/22	750	739,513
JPMorgan Chase & Co.,
3.625%, 5/13/24	650	648,591
4.40%, 7/22/20	800	824,434
5.40%, 1/6/42	250	296,060
6.30%, 4/23/19	500	518,839
KFW,
1.25%, 9/30/19	800	786,819
1.50%, 4/20/20	1,200	1,176,284
Landwirtschaftliche Rentenbank, Ser. 37,
2.50%, 11/15/27	400	385,930
Macquarie Bank Ltd. (a)(b),
2.35%, 1/15/19	300	299,361
3.90%, 1/15/26	700	702,629
Morgan Stanley,
2.50%, 4/21/21	500	489,369
2.80%, 6/16/20	850	845,269
4.375%, 1/22/47	300	307,338
National Australia Bank Ltd.,
2.625%, 1/14/21	200	197,454
Oesterreichische Kontrollbank AG,
1.75%, 1/24/20	800	790,304
Royal Bank of Canada,
1.875%, 2/5/20	196	193,312
2.125%, 3/2/20	800	787,941
2.30%, 3/22/21	700	688,733
Royal Bank of Scotland Group PLC,
3.875%, 9/12/23	300	296,209
Santander UK PLC,
4.00%, 3/13/24	400	408,340
State Street Corp.,
2.55%, 8/18/20	850	845,674
Svenska Handelsbanken AB,
2.50%, 1/25/19	500	499,437
Toronto-Dominion Bank,
1.80%, 7/13/21	400	384,021
1.90%, 10/24/19	750	740,460
2.25%, 3/15/21 (a)(b)	750	737,029
UBS AG,
2.375%, 8/14/19	550	546,517
Wells Fargo & Co.,
2.125%, 4/22/19	350	347,769
2.50%, 3/4/21	600	589,449
3.45%, 2/13/23, Ser. M	400	395,416
Westpac Banking Corp.,
2.00%, 3/3/20	350	345,572
2.85%, 5/13/26	800	754,711
		33,860,478

See accompanying Notes to Financial Statements	11	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Biotechnology - 0.5%

Amgen, Inc.,
2.25%, 8/19/23	500	472,734
Gilead Sciences, Inc.,
1.85%, 9/20/19	400	395,168
		867,902

Building Materials - 0.2%

CRH America Finance, Inc. (a)(b),
3.95%, 4/4/28	350	350,351

Chemicals - 0.5%

Dow Chemical Co.,
7.375%, 11/1/29	300	392,196
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	500	500,572
		892,768

Commercial Services - 0.1%

Ecolab, Inc.,
2.375%, 8/10/22	250	242,347

Consumer Products - 1.5%

Colgate-Palmolive Co.,
2.25%, 11/15/22	750	727,103
3.70%, 8/1/47	500	479,160
Procter & Gamble Co.,
1.90%, 10/23/20	300	294,844
3.50%, 10/25/47	100	95,604
Unilever Capital Corp.,
1.80%, 5/5/20	850	834,625
		2,431,336

Electric Utilities - 1.4%

Consolidated Edison Co. of New York, Inc., Ser. 12-A,
4.20%, 3/15/42	200	205,915
Electricite de France S.A. (a)(b),
2.15%, 1/22/19	300	298,503
4.875%, 1/22/44	300	322,113
Enel Finance International NV,
6.80%, 9/15/37	150	189,333
Florida Power & Light Co.,
3.70%, 12/1/47	200	195,942
3.95%, 3/1/48	300	305,833
Georgia Power Co., Ser. C,
2.00%, 9/8/20	500	489,668
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	281,406
		2,288,713

Electronics - 0.6%

Honeywell International, Inc.,
1.80%, 10/30/19	750	740,718
Tyco Electronics Group S.A.,
3.45%, 8/1/24	300	301,719
		1,042,437

Food & Beverage - 3.0%

Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/21	500	496,445
4.90%, 2/1/46	150	161,427
Coca-Cola Co.,
1.375%, 5/30/19	850	839,705
Diageo Capital PLC,
3.875%, 4/29/43	250	250,207
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	282,070
General Mills, Inc.,
2.60%, 10/12/22	750	720,945
Kellogg Co.,
3.40%, 11/15/27	750	715,662
Kraft Heinz Foods Co.,
5.375%, 2/10/20	400	416,634
Kroger Co.,
3.70%, 8/1/27	250	242,888
4.65%, 1/15/48	200	194,511

See accompanying Notes to Financial Statements	12	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
PepsiCo, Inc.,
1.55%, 5/2/19	350	346,701
2.15%, 10/14/20	300	296,397

		4,963,592

Healthcare-Products - 0.3%

Abbott Laboratories,
2.35%, 11/22/19	221	219,391
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	200	194,674

		414,065

Insurance - 0.7%

Allstate Corp.,
3.28%, 12/15/26	500	489,841
MetLife, Inc.,
5.70%, 6/15/35	550	661,682

		1,151,523

Internet - 0.5%

Alphabet, Inc.,
3.375%, 2/25/24	300	305,283
Booking Holdings, Inc.,
3.55%, 3/15/28	500	484,578

		789,861

IT Services - 0.4%

International Business Machines Corp.,
1.80%, 5/17/19	300	297,615
1.90%, 1/27/20	350	345,114

		642,729

Machinery-Construction & Mining - 0.5%

Caterpillar Financial Services Corp.,
2.10%, 1/10/20	850	840,312

Machinery-Diversified - 1.4%

CNH Industrial Capital LLC,
4.875%, 4/1/21	150	154,692
John Deere Capital Corp.,
1.95%, 6/22/20	650	637,309
2.65%, 6/24/24	250	240,395
2.80%, 3/6/23	500	490,571
3.05%, 1/6/28	800	768,378

		2,291,345

Media - 1.9%

CBS Corp.,
2.30%, 8/15/19	400	396,946
3.70%, 6/1/28 (a)(b)	750	716,248
Comcast Corp.,
6.45%, 3/15/37	500	642,386
Discovery Communications LLC,
3.80%, 3/13/24	500	496,059
6.35%, 6/1/40	150	169,916
Time Warner Cable LLC,
6.75%, 6/15/39	300	341,979
Time Warner, Inc.,
4.875%, 3/15/20	300	310,346

		3,073,880

Mining - 0.4%

Glencore Funding LLC (a)(b),
3.00%, 10/27/22	750	724,595

Miscellaneous Manufacturing - 0.4%

General Electric Co.,
5.50%, 1/8/20	400	415,436
Siemens Financieringsmaatschappij NV (a)(b),
4.40%, 5/27/45	300	325,508

		740,944

See accompanying Notes to Financial Statements	13	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Oil, Gas & Consumable Fuels - 3.8%
BP Capital Markets PLC,
1.768%, 9/19/19	700	690,408
2.237%, 5/10/19	850	846,407
2.315%, 2/13/20	800	791,862
3.723%, 11/28/28	400	403,247
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	304,983
Occidental Petroleum Corp.,
3.00%, 2/15/27	300	288,584
Phillips 66,
4.875%, 11/15/44	300	319,027
Shell International Finance BV,
2.125%, 5/11/20	850	837,011
3.75%, 9/12/46	300	290,222
6.375%, 12/15/38	150	199,688
Sinopec Group Overseas Development 2016 Ltd. (a)(b),
2.125%, 5/3/19	200	198,111
Statoil ASA,
2.65%, 1/15/24	400	386,162
2.90%, 11/8/20	400	400,011
Total Capital International S.A.,
2.10%, 6/19/19	350	347,756
		6,303,479

Paper & Forest Products - 0.2%
International Paper Co.,
4.35%, 8/15/48	300	284,777

Pharmaceuticals - 2.8%
AstraZeneca PLC,
1.95%, 9/18/19	400	395,029
Bristol-Myers Squibb Co.,
1.60%, 2/27/19	850	842,991
CVS Health Corp.,
4.10%, 3/25/25	800	806,829
Johnson & Johnson,
1.95%, 11/10/20	300	295,000
4.375%, 12/5/33	250	274,474
Merck & Co., Inc.,
1.85%, 2/10/20	850	838,950
Novartis Capital Corp.,
1.80%, 2/14/20	800	787,486
Pfizer, Inc.,
1.70%, 12/15/19	350	345,356
		4,586,115

Pipelines - 0.3%
Enterprise Products Operating LLC,
4.85%, 3/15/44	100	105,471
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	340,177
		445,648

Retail - 1.0%
Macy’s Retail Holdings, Inc.,
4.50%, 12/15/34	300	263,483
McDonald’s Corp.,
4.875%, 12/9/45	200	217,445
Target Corp.,
2.30%, 6/26/19	350	349,321
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	300	298,531
4.50%, 11/18/34	500	494,302
		1,623,082

See accompanying Notes to Financial Statements	14	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Software - 0.5%
Microsoft Corp.,
3.30%, 2/6/27	150	149,070
Oracle Corp.,
2.625%, 2/15/23	750	732,715
		881,785

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.,
1.90%, 2/7/20	350	345,828
2.25%, 2/23/21	500	493,023
3.35%, 2/9/27	300	296,537
4.65%, 2/23/46	300	331,245
		1,466,633

Telecommunications - 2.0%
AT&T, Inc.,
4.80%, 6/15/44	400	390,405
5.15%, 2/14/50	400	403,950
Cisco Systems, Inc.,
2.45%, 6/15/20	700	695,235
5.50%, 1/15/40	250	313,873
Orange S.A.,
1.625%, 11/3/19	850	832,821
Verizon Communications, Inc.,
5.25%, 3/16/37	300	323,830
5.50%, 3/16/47	250	276,423
		3,236,537

Transportation - 0.9%
CSX Corp.,
2.60%, 11/1/26	150	137,402
FedEx Corp.,
3.40%, 2/15/28	300	292,219
4.10%, 4/15/43	300	288,917
United Parcel Service, Inc.,
2.05%, 4/1/21	750	733,689
		1,452,227
Total Corporate Bonds & Notes (cost-$89,175,380)		87,954,448

U.S. TREASURY OBLIGATIONS - 34.7%

U.S. Treasury Bonds,
2.25%, 8/15/46	2,200	1,893,547
2.50%, 2/15/45	670	611,637
2.75%, 8/15/47	150	143,273
3.125%, 2/15/42	2,505	2,587,391
3.125%, 2/15/43	1,100	1,133,687
3.50%, 2/15/39	1,550	1,703,426
4.75%, 2/15/37	550	704,215
4.75%, 2/15/41	1,260	1,645,186
5.50%, 8/15/28	400	499,094
6.00%, 2/15/26	300	370,242
6.25%, 5/15/30	150	203,637
U.S. Treasury Notes,
1.125%, 9/30/21	1,400	1,337,656
1.375%, 3/31/20	9,600	9,429,000
1.50%, 12/31/18	2,335	2,325,514
1.50%, 8/15/26	500	454,062
1.625%, 5/15/26	350	321,973
1.75%, 10/31/20	5,580	5,494,992
1.75%, 11/15/20	7,600	7,483,625
1.75%, 3/31/22	770	748,524
1.75%, 1/31/23	3,690	3,555,949
1.875%, 10/31/22	1,920	1,866,150
2.00%, 11/15/26	300	282,984
2.125%, 1/31/21	1,740	1,727,766
2.125%, 6/30/22	800	787,625
2.125%, 3/31/24	7,000	6,802,031
2.125%, 5/15/25	1,800	1,733,625
2.25%, 3/31/21	830	826,628
2.25%, 11/15/27	600	574,969

Total U.S. Treasury Obligations (cost-$58,378,104)		57,248,408

See accompanying Notes to Financial Statements	15	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value
U.S. GOVERNMENT AGENCY SECURITIES - 27.7%

Fannie Mae, MBS, TBA (c),
2.50%, 4/17/33, 15 Year	1,300	1,273,191
3.00%, 4/17/33, 15 Year	2,050	2,046,628
3.00%, 4/12/48, 30 Year	4,220	4,112,576
3.50%, 4/17/33, 15 Year	890	907,189
3.50%, 4/12/48, 30 Year	5,290	5,297,918
4.00%, 4/12/48, 30 Year	3,370	3,456,982
4.50%, 4/12/48, 30 Year	1,390	1,455,161
5.00%, 4/12/48, 30 Year	1,150	1,228,249
Freddie Mac,
2.50%, 4/17/33 MBS, TBA, 15 Year (c)	880	861,348
3.00%, 4/17/33 MBS, TBA, 15 Year (c)	1,510	1,506,723
3.00%, 4/12/48 MBS, TBA, 30 Year (c)	2,910	2,835,042
3.50%, 4/17/33 MBS, TBA, 15 Year (c)	400	407,677
3.50%, 4/12/48 MBS, TBA, 30 Year (c)	3,510	3,516,226
4.00%, 8/1/44	129	132,550
4.00%, 4/12/48 MBS, TBA, 30 Year (c)	1,910	1,959,892
4.50%, 4/12/48 MBS, TBA, 30 Year (c)	870	910,715
5.00%, 4/12/48 MBS, TBA, 30 Year (c)	770	821,925
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 4/19/48	3,810	3,745,870
3.50%, 4/19/48	5,150	5,197,498
4.00%, 4/19/48	2,300	2,363,503
4.50%, 4/19/48	1,620	1,683,952
Total U.S. Government Agency Securities (cost-$45,456,625)		45,720,815

SOVEREIGN DEBT OBLIGATIONS - 10.7%

Argentina - 0.3%

Argentine Republic Government International Bond,
4.625%, 1/11/23	300	289,483
6.25%, 4/22/19	250	257,192
		546,675

Brazil - 0.2%

Brazilian Government International Bond, 4.25%, 1/7/25	300	299,868

Canada - 0.5%

Province of Alberta Canada,
1.90%, 12/6/19	350	346,462
Province of Quebec Canada,
2.875%, 10/16/24	500	496,267
		842,729

Chile - 0.4%

Chile Government International Bond,
3.25%, 9/14/21	400	403,583
3.86%, 6/21/47	200	197,185
		600,768

Colombia - 0.4%

Colombia Government International Bond,
4.00%, 2/26/24	400	405,386
5.00%, 6/15/45	300	304,539
		709,925

Croatia - 0.3%

Croatia Government International Bond, 6.75%, 11/5/19	500	530,265

Germany - 0.7%

FMS Wertmanagement AoeR, 1.75%, 1/24/20	1,200	1,185,283

See accompanying Notes to Financial Statements	16	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Hungary - 0.3%
Hungary Government International Bond, 4.00%, 3/25/19	500	506,441

Indonesia - 0.7%
Indonesia Government International Bond,
3.75%, 4/25/22	550	551,831
11.625%, 3/4/19	600	649,427
		1,201,258

Japan - 0.3%
Japan Bank for International Cooperation, 2.125%, 7/21/20	500	493,190

Korea (Republic of) - 0.2%
Export-Import Bank of Korea, 2.50%, 11/1/20	400	393,708

Latvia - 0.4%
Latvia Government International Bond, 2.75%, 1/12/20	700	698,273

Lithuania - 0.3%
Lithuania Government International Bond (a)(b), 7.375%, 2/11/20	500	541,729

Mexico - 0.4%
Mexico Government International Bond,
4.60%, 2/10/48	450	429,030
4.75%, 3/8/44	200	194,246
		623,276

Morocco - 0.4%
Morocco Government International Bond, 4.25%, 12/11/22	550	562,446

Panama - 0.2%
Panama Government International Bond, 7.125%, 1/29/26	250	308,542

Peru - 0.5%

Peruvian Government International Bond,
4.125%, 8/25/27	200	210,236
7.125%, 3/30/19	500	523,833
		734,069

Philippines - 0.2%
Philippine Government International Bond, 6.50%, 1/20/20	300	319,401

Supranational - 3.8%
Asian Development Bank,
1.375%, 1/15/19	200	198,722
1.625%, 3/16/21	700	681,682
Corp. Andina de Fomento,
2.00%, 5/10/19	300	298,043
2.20%, 7/18/20	850	838,796
Council of Europe Development Bank, 1.00%, 2/4/19	1,000	989,280
European Investment Bank,
1.625%, 8/14/20	800	783,907
2.875%, 9/15/20	400	403,122
Inter-American Development Bank, 3.20%, 8/7/42	400	402,206
International Bank for Reconstruction & Development, 1.875%, 10/7/19	500	496,625
International Finance Corp., 1.75%, 9/16/19	1,200	1,190,127
		6,282,510

See accompanying Notes to Financial Statements	17	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Sweden - 0.2%

Svensk Exportkredit AB, 1.75%, 5/18/20	350	344,338

Total Sovereign Debt Obligations (cost-$17,841,196)		17,724,694

Repurchase Agreements - 0.6%

State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,049,033; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $1,074,248 including accrued interest (cost-$1,049,000)	1,049	1,049,000

Total Investments (cost-$211,900,305)-127.0%		209,697,365

Liabilities in excess of other assets (d)-(27.0)%		(44,522,564)
Net Assets-100.0%		$165,174,801

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $10,402,063, representing 6.3% of net assets.

See accompanying Notes to Financial Statements	18	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Advanced Core Bond Portfolio

(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $10,402,063, representing 6.3% of net assets.

(c)	When-issued or delayed-delivery. To be settled/delivered after March 31, 2018.

(d)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:

Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation

Short position contracts:

2-Year U.S. Treasury Note	(196)	6/29/18	(39,200)	$(41,671)	$ (30,952)

(e)	At March 31, 2018, the Fund pledged $189,396 in cash as collateral for futures contracts. The Portfolio also held cash valued at $275,000 as collateral for TBA securities.

Glossary:

MBS - Mortgage-Backed Securities

TBA - To Be Announced

See accompanying Notes to Financial Statements	19	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

COMMON STOCK - 98.5%

Australia - 1.1%

Breville Group Ltd.	1,464	$13,192
Brickworks Ltd.	5,800	69,710
Cochlear Ltd.	1,199	168,396
Regis Resources Ltd.	34,827	122,124
St. Barbara Ltd.	32,198	99,312
Wesfarmers Ltd.	7,076	226,749
		699,483

Austria - 0.1%

Flughafen Wien AG	961	39,435
Telekom Austria AG (e)	6,385	60,911
		100,346

Belgium - 0.1%

Elia System Operator S.A.	999	62,457

Canada - 3.4%

Agnico Eagle Mines Ltd.	7,143	300,501
BCE, Inc.	7,489	322,265
Canadian Imperial Bank of Commerce	2,043	180,331
Canadian Tire Corp., Ltd., Class A	1,237	162,648
Cascades, Inc.	4,131	42,742
Cogeco Communications, Inc.	1,783	97,623
Constellation Software, Inc.	138	93,633
Dollarama, Inc.	1,575	191,418
Dream Global Real Estate Investment Trust REIT	5,020	53,576
George Weston Ltd.	1,126	90,650
Intact Financial Corp.	924	69,432
Killam Apartment REIT	2,174	23,422
Laurentian Bank of Canada	1,286	47,274
Martinrea International, Inc.	2,083	24,624
NorthWest Healthcare Properties Real Estate Investment Trust REIT	1,602	14,014
Power Corp. of Canada	5,617	128,179
Pure Industrial Real Estate Trust REIT	24,144	150,672
Saputo, Inc.	4,422	141,925
Transcontinental, Inc., Class A	2,390	47,212
Valener, Inc.	1,411	22,145
		2,204,286

China - 2.8%

China Construction Bank Corp., Class H	286,748	299,509
China Dongxiang Group Co., Ltd.	128,883	22,534
China Everbright Greentech Ltd. (a)(e)	66,000	66,362
China Evergrande Group (e)	29,517	94,346
China Huarong Asset Management Co., Ltd., Class H (a)	463,000	196,261
China Mobile Ltd.	5,000	45,827
Hopewell Highway Infrastructure Ltd.	41,000	25,047
Jiangsu Expressway Co., Ltd., Class H	16,811	23,868
Jiayuan International Group Ltd. (e)	44,000	63,577
Longfor Properties Co., Ltd.	29,155	89,894
Orient Securities Co., Ltd., Class H (a)	29,600	27,714
Postal Savings Bank of China Co., Ltd., Class H (a)	194,000	123,045
Shenzhen Expressway Co., Ltd., Class H	46,300	47,289
Tencent Holdings Ltd.	10,900	585,107
Tianneng Power International Ltd.	43,658	52,013
XTEP International Holdings Ltd.	23,349	13,019
Yuzhou Properties Co., Ltd.	63,204	43,412
		1,818,824

Czech Republic - 0.2%

CEZ AS	2,785	69,341
O2 Czech Republic AS	3,273	45,185
		114,526

Denmark - 0.5%

Solar A/S, Class B	333	21,930
Spar Nord Bank A/S	733	8,743
Topdanmark A/S (e)	2,340	110,490
William Demant Holding A/S (e)	5,839	217,504
		358,667

See accompanying Notes to Financial Statements	20	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Finland - 0.6%

Elisa Oyj	4,513	204,120
Neste Oyj	3,019	210,138

		414,258

France - 2.0%

Atos SE	1,506	206,336
BioMerieux	1,830	150,718
BNP Paribas S.A.	807	59,848
Cegereal S.A. REIT	2,277	112,069
Eiffage S.A.	451	51,365
Nexity S.A.	633	40,541
Orpea	1,205	153,020
SCOR SE	3,781	154,360
SEB S.A.	36	6,886
Vinci S.A.	3,377	332,618

		1,267,761

Germany - 0.5%

TAG Immobilien AG	6,918	143,535
Talanx AG (e)	3,095	134,573
WCM Beteiligungs & Grundbesitz AG	5,562	26,779

		304,887

Hong Kong - 2.2%

CK Hutchison Holdings Ltd.	3,703	44,493
CLP Holdings Ltd.	64,219	654,777
Fairwood Holdings Ltd.	11,000	43,243
Hang Seng Bank Ltd.	2,600	60,410
Link REIT	40,508	347,223
Swire Pacific Ltd., Class A	11,844	119,939
WH Group Ltd. (a)	113,000	121,078
Yue Yuen Industrial Holdings Ltd.	2,802	11,226

		1,402,389

Hungary - 0.4%

Magyar Telekom Telecommunications PLC	28,291	50,487
MOL Hungarian Oil & Gas PLC	14,004	152,793
Richter Gedeon Nyrt	4,294	89,734

		293,014

India - 0.2%
Genpact Ltd.	3,508	112,221

Indonesia - 0.4%
Telekomunikasi Indonesia Persero Tbk PT	1,055,000	277,417

Ireland - 0.1%

Irish Residential Properties REIT PLC	3,629	6,214
Origin Enterprises PLC	5,430	35,745

		41,959

Israel - 0.5%

Bank Leumi Le-Israel BM	23,092	139,486
Mizrahi Tefahot Bank Ltd.	7,919	151,696
Shufersal Ltd.	7,306	46,707

		337,889

Italy - 0.6%

Fila SpA	1,621	34,901
Snam SpA	78,847	362,444

		397,345

Japan - 13.5%

ANA Holdings, Inc.	7,954	308,219
Aoyama Trading Co., Ltd.	189	7,426
Asahi Group Holdings Ltd.	5,100	274,271
Astellas Pharma, Inc.	26,208	400,877

See accompanying Notes to Financial Statements	21	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Bandai Namco Holdings, Inc.	4,200	135,928
BML, Inc.	1,682	43,854
Canon, Inc.	4,190	152,006
Daiichi Sankyo Co., Ltd.	7,053	236,599
DCM Holdings Co., Ltd.	9,875	100,485
Doutor Nichires Holdings Co., Ltd.	3,649	86,730
DTS Corp.	1,401	48,766
DyDo Group Holdings, Inc.	974	61,363
EDION Corp.	4,727	54,650
EPS Holdings, Inc.	1,400	28,743
Fuji Oil Holdings, Inc.	4,384	133,285
Fuji Soft, Inc.	1,028	41,001
FUJIFILM Holdings Corp.	6,579	262,724
Fukuyama Transporting Co., Ltd.	554	24,198
Geo Holdings Corp.	864	13,727
Hankyu Hanshin Holdings, Inc.	3,930	147,194
Hogy Medical Co., Ltd.	1,122	45,319
Japan Airlines Co., Ltd.	8,280	337,130
Kagome Co., Ltd.	3,500	122,906
Kajima Corp.	27,000	253,837
Kyowa Exeo Corp.	4,900	131,161
Kyudenko Corp.	2,500	122,809
LaSalle Logiport REIT	68	72,576
McDonald’s Holdings Co. Japan Ltd.	5,400	255,559
Mitsubishi Tanabe Pharma Corp.	14,314	289,190
NEC Networks & System Integration Corp.	1,235	32,123
NET One Systems Co., Ltd.	6,200	91,047
Nichias Corp.	5,604	71,163
Nihon Unisys Ltd.	6,379	138,555
Nippon Telegraph & Telephone Corp.	14,644	683,187
Nisshin Oillio Group Ltd.	1,307	36,461
NTT Data Corp.	18,785	197,388
NTT DOCOMO, Inc.	27,157	692,325
Obayashi Corp.	9,573	105,455
Prima Meat Packers Ltd.	6,538	36,794
Raito Kogyo Co., Ltd.	4,537	47,998
Recruit Holdings Co., Ltd.	9,700	243,117
Rohto Pharmaceutical Co., Ltd.	4,000	112,565
S Foods, Inc.	1,428	59,097
Sawai Pharmaceutical Co., Ltd.	1,875	82,453
Sekisui House Ltd.	8,900	162,850
Senko Group Holdings Co., Ltd.	5,604	43,851
Shibaura Electronics Co., Ltd.	500	24,277
Stella Chemifa Corp.	3,189	95,926
Sumitomo Dainippon Pharma Co., Ltd.	9,632	160,907
Takasago Thermal Engineering Co., Ltd.	1,103	20,464
Takeda Pharmaceutical Co., Ltd.	8,757	427,002
Toho Co., Ltd.	3,900	129,811
Tokyo Electron Ltd.	1,000	184,991
Toray Industries, Inc.	9,274	88,218
Toshiba Plant Systems & Services Corp.	3,300	72,161
Towa Pharmaceutical Co., Ltd.	262	16,691
Tv Tokyo Holdings Corp.	934	25,106
Unipres Corp.	483	10,969
Wacoal Holdings Corp.	502	14,568
West Japan Railway Co.	2,699	191,350
Yakult Honsha Co., Ltd.	2,500	187,398
Yorozu Corp.	841	13,960
Yoshinoya Holdings Co., Ltd.	2,725	54,851
Yurtec Corp.	1,868	14,920

		8,762,532

Korea (Republic of) - 1.2%

CJ Hello Co., Ltd.	2,652	21,144
Daekyo Co., Ltd.	2,318	17,267
Easy Bio, Inc.	1,107	7,254
Hansol Paper Co., Ltd.	1,424	21,464
Hyundai Engineering Plastics Co., Ltd.	2,575	15,770
KC Co., Ltd.	210	4,731
KT Corp.	660	16,994
KT&G Corp.	1,576	148,246
Kukdo Chemical Co., Ltd.	388	21,832
Macquarie Korea Infrastructure Fund (f)	8,318	68,595
Samjin Pharmaceutical Co., Ltd.	628	25,689
Samsung Electronics Co., Ltd.	169	394,864
Ubiquoss Holdings, Inc.	1,318	7,600

		771,450

See accompanying Notes to Financial Statements	22	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Malaysia - 1.4%

Malayan Banking Bhd.	138,900	378,371
Maxis Bhd.	9,800	14,429
MISC Bhd.	33,000	60,356
Public Bank Bhd.	20,000	124,352
Supermax Corp. Bhd.	59,900	39,947
Tenaga Nasional Bhd.	52,300	218,855
VS Industry Bhd.	110,800	67,646

		903,956

Morocco - 0.1%

Douja Promotion Groupe Addoha S.A.	10,225	37,975

Netherlands - 0.7%

ASR Nederland NV	3,952	168,980
NN Group NV	5,191	230,636
Vastned Retail NV REIT	596	28,430

		428,046

New Zealand - 0.6%

Air New Zealand Ltd.	32,303	75,693
Arvida Group Ltd.	26,315	22,441
Auckland International Airport Ltd.	27,027	119,930
Fonterra Co-operative Group Ltd. UNIT	7,445	31,845
Summerset Group Holdings Ltd.	16,234	81,642
Tourism Holdings Ltd.	9,034	39,911

		371,462

Norway - 0.3%

Marine Harvest ASA	2,253	45,541
Orkla ASA	11,724	126,349

		171,890

Peru - 0.0%

Ferreycorp SAA	40,342	31,763

Poland - 0.3%

Asseco Poland S.A.	1,494	19,666
Ciech S.A. (e)	1,701	29,343
Polski Koncern Naftowy Orlen S.A.	6,041	148,689

		197,698

Russian Federation - 0.1%

PhosAgro PJSC GDR	3,290	47,837

Singapore - 2.0%

Accordia Golf Trust UNIT	37,500	18,448
BOC Aviation Ltd. (a)	15,600	93,041
China Aviation Oil Singapore Corp., Ltd.	6,900	8,306
Fortune Real Estate Investment Trust REIT	32,000	38,855
Frasers Logistics & Industrial Trust REIT	106,900	88,918
Keppel DC REIT	17,100	18,828
Mapletree Industrial Trust REIT	24,100	37,400
Oversea-Chinese Banking Corp., Ltd.	35,500	349,710
SATS Ltd.	27,300	107,280
Sheng Siong Group Ltd.	33,900	24,088
Singapore Airlines Ltd.	35,400	294,161
Sino Grandness Food Industry Group Ltd. (e)	77,400	11,570
Venture Corp., Ltd.	8,600	185,991

		1,276,596

South Africa - 0.0%

Harmony Gold Mining Co., Ltd.	11,080	26,332

Spain - 0.3%

Ebro Foods S.A.	5,628	143,183
Lar Espana Real Estate Socimi S.A. REIT	1,947	23,358

		166,541

See accompanying Notes to Financial Statements	23	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Switzerland - 2.3%

Allreal Holding AG (e)	449	73,895
Baloise Holding AG	1,068	163,387
Banque Cantonale Vaudoise	79	63,946
Barry Callebaut AG	80	156,461
BKW AG	111	7,384
Intershop Holding AG	49	25,730
Nestle S.A.	3,351	264,868
Partners Group Holding AG	364	270,861
Schweiter Technologies AG	24	28,562
Siegfried Holding AG (e)	141	47,497
Swiss Life Holding AG (e)	461	164,285
Swiss Re AG	2,362	241,081

		1,507,957

Taiwan - 5.5%

Accton Technology Corp.	75,000	247,763
Arcadyan Technology Corp.	8,000	14,830
Asia Vital Components Co., Ltd.	13,000	13,113
Cheng Uei Precision Industry Co., Ltd.	16,000	22,624
Chicony Power Technology Co., Ltd.	8,080	16,529
Chin-Poon Industrial Co., Ltd.	21,000	37,889
China Airlines Ltd. (e)	148,000	54,443
China Metal Products	25,000	24,833
China Motor Corp.	30,000	28,392
Chunghwa Telecom Co., Ltd.	143,000	551,031
Elite Material Co., Ltd.	41,000	136,059
Farglory Land Development Co., Ltd.	48,000	54,236
First Financial Holding Co., Ltd.	508,160	354,423
Formosa Petrochemical Corp.	110,000	451,797
Formosa Plastics Corp.	24,000	85,478
Getac Technology Corp.	49,000	70,905
Grape King Bio Ltd.	5,000	44,123
Hon Hai Precision Industry Co., Ltd.	139,500	435,096
King Yuan Electronics Co., Ltd.	80,000	83,973
Kinsus Interconnect Technology Corp.	20,000	38,784
Lien Hwa Industrial Corp.	43,000	55,496
Powertech Technology, Inc.	48,000	151,319
Sercomm Corp.	37,000	102,188
Sinbon Electronics Co., Ltd.	35,139	92,825
Sitronix Technology Corp.	11,000	32,944
Taiwan Business Bank	217,690	65,187
Taiwan Hon Chuan Enterprise Co., Ltd.	17,000	32,795
TXC Corp.	42,000	56,740
Wistron NeWeb Corp.	5,909	15,599
WT Microelectronics Co., Ltd.	19,003	30,861
Yageo Corp.	7,830	142,059

		3,544,334

Thailand - 1.7%

Bangkok Bank PCL	24,600	169,065
Charoen Pokphand Foods PCL (c)(d)	100,000	80,748
Electricity Generating PCL (c)(d)	7,500	54,983
Intouch Holdings PCL	49,800	92,457
Kiatnakin Bank PCL (c)(d)	53,600	123,673
PTT PCL (c)(d)	14,400	253,614
Siam Cement PCL	12,000	189,685
Somboon Advance Technology PCL (c)(d)	20,000	13,275
Thai Oil PCL (c)(d)	7,100	20,695
Tisco Financial Group PCL (c)(d)	32,600	91,919

		1,090,114

United Kingdom - 1.3%

British American Tobacco PLC ADR	2,724	157,148
Burford Capital Ltd.	4,254	80,233
Compass Group PLC	16,864	344,345
Gamma Communications PLC	6,635	65,162
Johnson Service Group PLC	17,486	33,217
Primary Health Properties PLC REIT	14,934	23,090
Royal Dutch Shell PLC, Class A	5,067	161,420

		864,615

See accompanying Notes to Financial Statements	24	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

United States - 51.5%

3M Co.	1,829	401,502
AbbVie, Inc.	4,288	405,859
Accenture PLC, Class A	2,382	365,637
Adobe Systems, Inc. (e)	288	62,231
Aetna, Inc.	500	84,500
Aflac, Inc.	5,162	225,889
AG Mortgage Investment Trust, Inc. REIT	5,011	87,041
AGNC Investment Corp. REIT	19,218	363,605
Align Technology, Inc. (e)	852	213,963
Altria Group, Inc.	7,894	491,954
Ameren Corp.	4,286	242,716
American Electric Power Co., Inc.	3,354	230,051
American Financial Group, Inc.	1,465	164,402
Amgen, Inc.	1,890	322,207
Annaly Capital Management, Inc. REIT	47,789	498,439
Anthem, Inc.	1,291	283,633
Anworth Mortgage Asset Corp. REIT	17,238	82,742
Apollo Commercial Real Estate Finance, Inc. REIT	4,686	84,254
Apple, Inc.	3,035	509,212
Ares Commercial Real Estate Corp. REIT	4,387	54,180
ARMOUR Residential REIT, Inc.	2,784	64,812
AT&T, Inc.	18,785	669,685
Atmos Energy Corp.	1,714	144,387
Automatic Data Processing, Inc.	3,306	375,165
AutoZone, Inc. (e)	518	336,021
AvalonBay Communities, Inc. REIT	1,085	178,439
Avery Dennison Corp.	1,406	149,388
Baxter International, Inc.	7,458	485,068
Becton Dickinson and Co.	357	77,362
Berkshire Hathaway, Inc., Class B (e)	163	32,515
Blackstone Mortgage Trust, Inc., Class A REIT	3,420	107,456
Bristol-Myers Squibb Co.	6,715	424,724
CA, Inc.	3,668	124,345
Capitol Federal Financial, Inc.	5,348	66,048
Capstead Mortgage Corp. REIT	7,580	65,567
Centene Corp. (e)	1,894	202,412
Chimera Investment Corp. REIT	5,802	101,013
Cisco Systems, Inc.	10,120	434,047
Clorox Co.	2,163	287,917
CME Group, Inc.	1,769	286,118
CMS Energy Corp.	3,697	167,437
Coca-Cola Co.	1,240	53,853
Colgate-Palmolive Co.	2,134	152,965
Consolidated Edison, Inc.	9,253	721,179
Constellation Brands, Inc., Class A	681	155,214
Cooper Cos., Inc.	924	211,420
CYS Investments, Inc. REIT	11,640	78,221
Darden Restaurants, Inc.	1,907	162,572
Deciphera Pharmaceuticals, Inc. (e)	2,108	42,244
Dell Technologies, Inc., Class V (e)	1,587	116,184
Dominion Energy, Inc.	179	12,070
DTE Energy Co.	1,785	186,354
Duke Energy Corp.	9,286	719,386
Dynex Capital, Inc. REIT	8,964	59,431
Edison International	2,319	147,628
Eli Lilly & Co.	1,367	105,765
Ennis, Inc.	2,558	50,393
Enviva Partners L.P.	980	26,852
Equity LifeStyle Properties, Inc. REIT	1,764	154,826
Essex Property Trust, Inc. REIT	990	238,273
Everest Re Group Ltd.	1,532	393,448
Express Scripts Holding Co. (e)	2,964	204,753
Exxon Mobil Corp.	2,252	168,022
Facebook, Inc., Class A (e)	844	134,863
Federal Agricultural Mortgage Corp., Class C	365	31,762
FTI Consulting, Inc. (e)	1,971	95,416
Gaming and Leisure Properties, Inc.	4,411	147,636
Garmin Ltd.	2,716	160,054
Granite Point Mortgage Trust, Inc. REIT	406	6,715
Hartford Financial Services Group, Inc.	3,461	178,311
Healthcare Services Group, Inc.	1,591	69,177
Hershey Co.	1,365	135,080
Home Depot, Inc.	610	108,726
Huntington Ingalls Industries, Inc.	156	40,211
Ingredion, Inc.	835	107,648
Intel Corp.	9,326	485,698
Intuitive Surgical, Inc. (e)	2,068	853,732
Invesco Mortgage Capital, Inc. REIT	7,217	118,215

See accompanying Notes to Financial Statements	25	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value
Johnson & Johnson	10,577	1,355,443
Kellogg Co.	622	40,436
Kimberly-Clark Corp.	2,697	297,021
Laboratory Corp. of America Holdings (e)	2,627	424,917
LHC Group, Inc. (e)	1,571	96,711
Marsh & McLennan Cos., Inc.	1,263	104,311
Mastercard, Inc., Class A	1,383	242,246
McDonald’s Corp.	7,238	1,131,878
MedEquities Realty Trust, Inc. REIT	6,502	68,336
MFA Financial, Inc. REIT	13,453	101,301
Microsoft Corp.	2,495	227,719
Mid-America Apartment Communities, Inc. REIT	1,305	119,068
MTGE Investment Corp. REIT	5,014	89,751
NextEra Energy, Inc.	3,961	646,950
Northfield Bancorp, Inc.	1,980	30,908
Northrop Grumman Corp.	2,031	709,063
NVR, Inc. (e)	28	78,400
Orchid Island Capital, Inc. REIT	9,463	69,742
Oritani Financial Corp.	2,816	43,226
Paychex, Inc.	2,783	171,405
PepsiCo, Inc.	7,028	767,106
PetMed Express, Inc.	2,081	86,882
PG&E Corp.	5,196	228,260
Pinnacle Foods, Inc.	1,410	76,281
Pinnacle West Capital Corp.	1,650	131,670
PPL Corp.	7,348	207,875
Procter & Gamble Co.	10,521	834,105
Progressive Corp.	5,327	324,574
QCR Holdings, Inc.	1,050	47,093
Quest Diagnostics, Inc.	1,802	180,741
Republic Services, Inc.	9,993	661,836
Royal Caribbean Cruises Ltd.	1,880	221,351
S&P Global, Inc.	1,242	237,297
Southern Co.	9,025	403,057
SP Plus Corp. (e)	2,076	73,906
Stanley Black & Decker, Inc.	1,346	206,207
Target Corp.	842	58,460
Teleflex, Inc.	647	164,972
Travelers Cos., Inc.	3,417	474,485
Two Harbors Investment Corp. REIT	7,921	121,746
UnitedHealth Group, Inc.	3,724	796,936
Unum Group	2,956	140,735
Vail Resorts, Inc.	794	176,030
Valero Energy Corp.	2,812	260,869
Verizon Communications, Inc.	15,625	747,188
Visa, Inc., Class A	1,051	125,721
Walmart, Inc.	3,510	312,285
Waste Management, Inc.	10,980	923,638
Waterstone Financial, Inc.	1,034	17,888
WEC Energy Group, Inc.	9,242	579,473
Westar Energy, Inc.	3,097	162,871
Xcel Energy, Inc.	13,178	599,335
Xylem, Inc.	2,370	182,300
		33,370,245
Total Common Stock (cost-$55,469,047)		63,779,072

RIGHTS (c)(d)(e)- 0.0%

United Kingdom - 0.0%
Primary Health Properties PLC, expires 4/17/18 (cost-$0)	878	27

See accompanying Notes to Financial Statements	26	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

	Principal Amount (000s)	Value

Repurchase Agreements - 0.9%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $590,018; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $604,577 including accrued interest (cost-$590,000)	$590	590,000
Total Investments (cost-$56,059,047) (b)-99.4%		64,369,099
Other assets less liabilities (g)-0.6%		414,678
Net Assets-100.0%		$64,783,777

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $627,501, representing 1.0% of net assets.

See accompanying Notes to Financial Statements	27	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

(b)	Securities with an aggregate value of $26,482,530, representing 40.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $638,934, representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

(f)	Mutual Fund.

(g)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:

	Counterparty	U.S.$ Value on Origination Date		U.S.$ Value March 31, 2018	Unrealized Depreciation

Sold:
227 Australian Dollar settling 4/3/18	Income Repatriation Boston IBS	$173	$174	$—	$(1)

(h)	At March 31, 2018, the Fund pledged $11 in cash as collateral for futures contracts. There were no open futures contracts at March 31, 2018, however the Fund had cash pledged as collateral for any transactions in the future.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	28	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Electric Utilities	6.9%
Pharmaceuticals	5.8%
Diversified Telecommunication Services	5.7%
Insurance	5.5%
Banks	4.4%
Healthcare Equipment & Supplies	4.1%
Healthcare Providers & Services	4.0%
Hotels, Restaurants & Leisure	3.9%
Food Products	3.4%
Mortgage Real Estate Investment Trusts (REITs)	3.3%
IT Services	3.3%
Equity Real Estate Investment Trusts (REITs)	3.0%
Multi-Utilities	2.9%
Commercial Services & Supplies	2.9%
Oil, Gas & Consumable Fuels	2.9%
Household Products	2.4%
Technology Hardware, Storage & Peripherals	2.2%
Beverages	1.9%
Electronic Equipment, Instruments & Components	1.9%
Capital Markets	1.8%
Construction & Engineering	1.7%
Airlines	1.7%
Semiconductors & Semiconductor Equipment	1.5%
Wireless Telecommunication Services	1.3%
Communications Equipment	1.3%
Real Estate Management & Development	1.3%
Tobacco	1.2%
Biotechnology	1.2%
Aerospace & Defense	1.2%
Internet Software & Services	1.1%
Food & Staples Retailing	1.1%
Software	1.1%
Specialty Retail	1.0%
Metals & Mining	0.9%
Gas Utilities	0.8%
Road & Rail	0.7%
Industrial Conglomerates	0.7%
Household Durables	0.6%
Multi-Line Retail	0.6%
Machinery	0.6%
Chemicals	0.6%
Transportation Infrastructure	0.6%
Professional Services	0.5%
Media	0.4%
Construction Materials	0.4%
Containers & Packaging	0.3%
Thrifts & Mortgage Finance	0.3%
Trading Companies & Distributors	0.2%
Leisure Equipment & Products	0.2%
Auto Components	0.2%
Independent Power Producers & Energy Traders	0.2%
Building Products	0.2%
Internet & Catalog Retail	0.1%
Life Sciences Tools & Services	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Marine	0.1%
Personal Products	0.1%
Diversified Financial Services	0.1%
Repurchase Agreements	0.9%
Other assets less liabilities	0.6%
100.0%

See accompanying Notes to Financial Statements	29	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 99.7%

Australia - 2.6%

Qantas Airways Ltd.	18,807	$84,849
Sandfire Resources NL	8,653	49,298
		134,147
Canada - 1.4%
Granite Real Estate Investment Trust REIT	1,840	72,566
China - 4.9%

China Vanke Co., Ltd., Class H	6,800	31,311
Consun Pharmaceutical Group Ltd.	12,000	12,849
Hopewell Highway Infrastructure Ltd.	54,500	33,295
Huaxin Cement Co., Ltd., Class B	10,400	14,068
Jiangsu Expressway Co., Ltd., Class H	28,000	39,754
Sinopec Shanghai Petrochemical Co., Ltd., Class H	38,000	23,220
Weichai Power Co., Ltd., Class H	58,000	65,595
Yuexiu Real Estate Investment Trust REIT	51,000	35,438
		255,530

Denmark - 2.0%
Topdanmark A/S (e)	2,201	103,926

Germany - 1.4%
Deutsche Lufthansa AG	2,266	72,438

Greece - 2.1%
Motor Oil Hellas Corinth Refineries S.A.	4,980	112,469

Hong Kong - 3.0%

Hui Xian Real Estate Investment Trust REIT	41,000	20,229
Hysan Development Co., Ltd.	9,000	47,761
Kerry Properties Ltd.	19,500	88,179
		156,169

India - 1.9%

Larsen & Toubro Infotech Ltd. (a)	676	13,965
Mphasis Ltd.	2,545	32,649
WNS Holdings Ltd. ADR (e)	1,190	53,943
		100,557

Indonesia - 0.7%
Indo Tambangraya Megah Tbk PT	18,600	38,602

Italy - 0.8%

Hera SpA	9,326	34,172
Immobiliare Grande Distribuzione SIIQ SpA REIT	1,089	10,167
		44,339

Japan - 8.7%

GungHo Online Entertainment, Inc.	23,600	77,863
Ines Corp.	1,200	12,617
Japan Airlines Co., Ltd.	800	32,573
Kamei Corp.	1,100	15,183
Noritake Co., Ltd.	500	21,413
Noritz Corp.	700	12,703
Okamura Corp.	1,800	24,795
Sankyu, Inc.	2,000	99,516
Skylark Co., Ltd.	1,000	14,375
Sumitomo Forestry Co., Ltd.	4,100	65,936
T-Gaia Corp.	2,800	78,621
		455,595

Korea (Republic of) - 1.8%

DGB Financial Group, Inc.	2,491	27,424
Macquarie Korea Infrastructure Fund	2,122	17,499
Orion Holdings Corp.	1,495	37,769
Unid Co., Ltd.	300	14,240
		96,932

See accompanying Notes to Financial Statements	30	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

Malaysia - 0.4%
Fraser & Neave Holdings Bhd.	2,200	18,917

Norway - 0.5%

Atea ASA (e)	1,461	23,717

Pakistan - 0.4%

Pakistan Oilfields Ltd.	3,500	19,694

Poland - 1.7%

Energa S.A.	23,760	66,994
PGE Polska Grupa Energetyczna S.A. (e)	7,807	22,627
		89,621

Russian Federation - 2.1%
Alrosa PJSC (c)(d)	68,500	108,606

Singapore - 1.4%

Mapletree Greater China Commercial Trust REIT	45,600	40,075
Mapletree Industrial Trust REIT	23,000	35,693
		75,768

South Africa - 0.4%

Astral Foods Ltd.	833	22,011

Spain - 0.5%

Ence Energia y Celulosa S.A.	3,635	27,438

Taiwan - 2.6%

ChipMOS TECHNOLOGIES, Inc.	34,000	27,132
Greatek Electronics, Inc.	15,000	28,744
Huaku Development Co., Ltd.	16,000	39,688
King’s Town Bank Co., Ltd.	17,000	21,638
Sigurd Microelectronics Corp.	17,000	21,503
		138,705

Thailand - 0.8%

Bangchak Corp. PCL	9,600	11,322
SPCG PCL (c)(d)	19,400	13,617
Thanachart Capital PCL (c)(d)	10,800	18,011
		42,950

Turkey - 2.0%

Anadolu Cam Sanayii AS	22,899	19,921
Aygaz AS	4,414	16,312
Tekfen Holding AS	2,907	12,553
Tupras Turkiye Petrol Rafinerileri AS	1,961	54,774
		103,560

United Arab Emirates - 0.4%

Air Arabia PJSC	70,488	21,877

United Kingdom - 6.4%

Computacenter PLC	1,471	23,760
Greggs PLC	5,052	87,193
IG Group Holdings PLC	9,188	102,903
Nomad Foods Ltd. (e)	1,410	22,193
Plus500 Ltd.	1,958	31,374
SSP Group PLC	8,361	71,822
		339,245

United States - 48.8%

Alamo Group, Inc.	410	45,059
American Equity Investment Life Holding Co.	710	20,846
Atkore International Group, Inc. (e)	500	9,925
Bio-Techne Corp.	770	116,301
Central Garden & Pet Co. (e)	1,525	65,575
Charles River Laboratories International, Inc. (e)	965	103,004
Cherry Hill Mortgage Investment Corp. REIT	645	11,313
Compass Diversified Holdings	1,005	16,482
Emergent Biosolutions, Inc. (e)	1,935	101,878

See accompanying Notes to Financial Statements	31	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
Enanta Pharmaceuticals, Inc. (e)	265	21,441
Extended Stay America, Inc. UNIT	4,145	81,947
Financial Institutions, Inc.	890	26,344
Greif, Inc., Class A	260	13,585
H&E Equipment Services, Inc.	420	16,166
Halyard Health, Inc. (e)	775	35,712
Hill-Rom Holdings, Inc.	310	26,970
Hyatt Hotels Corp., Class A	330	25,166
Hyster-Yale Materials Handling, Inc.	355	24,825
IQVIA Holdings, Inc. (e)	880	86,337
Johnson Outdoors, Inc., Class A	500	31,000
Kadant, Inc.	115	10,868
Kelly Services, Inc., Class A	1,005	29,185
Koppers Holdings, Inc. (e)	960	39,456
Korn/Ferry International	2,265	116,851
Lantheus Holdings, Inc. (e)	765	12,164
Lear Corp.	190	35,357
Lululemon Athletica, Inc. (e)	1,300	115,856
M/I Homes, Inc. (e)	1,855	59,082
ManpowerGroup, Inc.	120	13,812
Mantech International Corp., Class A	1,750	97,072
Marriott Vacations Worldwide Corp.	870	115,884
MCBC Holdings, Inc. (e)	2,050	51,660
Moog, Inc., Class A (e)	995	81,998
Movado Group, Inc.	805	30,912
MSA Safety, Inc.	185	15,399
Park-Ohio Holdings Corp.	280	10,878
Penn National Gaming, Inc. (e)	680	17,857
Phibro Animal Health Corp., Class A	665	26,400
PRA Health Sciences, Inc. (e)	1,470	121,951
Premier, Inc., Class A (e)	1,560	48,844
Progress Software Corp.	2,315	89,012
Republic Bancorp, Inc., Class A	335	12,830
Resolute Forest Products, Inc. (e)	2,595	21,538
Surmodics, Inc. (e)	440	16,742
Tailored Brands, Inc.	1,455	36,462
Taylor Morrison Home Corp., Class A (e)	2,705	62,972
TCF Financial Corp.	4,475	102,075
Teleflex, Inc.	475	121,115
Tower International, Inc.	1,245	34,549
Triple-S Management Corp., Class B (e)	1,020	26,663
Vectrus, Inc. (e)	515	19,179
Viad Corp.	285	14,948
Zumiez, Inc. (e)	3,210	76,719
		2,566,166
Total Common Stock (cost-$4,564,362)		5,241,545

RIGHTS (e)- 0.0%

Italy - 0.0%
Immobiliare Grande Distribuzione SIIQ SpA, strike price EUR 5.165, expires 4/24/2018 (cost-$0)	1,089	1,159

Total Investments (cost-$4,564,362) (b)-99.7%		5,242,704
Other assets less liabilities-0.3%		17,366
Net Assets-100.0%		$5,260,070

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $13,965, representing 0.3% of net assets.

See accompanying Notes to Financial Statements	32	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

(b)	Securities with an aggregate value of $2,279,660, representing 43.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $140,234, representing 2.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	33	Semi-Annual Report / March 31, 2018

Schedule of Investments

March 31, 2018 (unaudited)

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Life Sciences Tools & Services	8.1%
Hotels, Restaurants & Leisure	6.2%
IT Services	4.9%
Oil, Gas & Consumable Fuels	4.5%
Equity Real Estate Investment Trusts (REITs)	4.1%
Healthcare Equipment & Supplies	4.0%
Airlines	4.0%
Banks	4.0%
Real Estate Management & Development	3.9%
Specialty Retail	3.6%
Household Durables	3.6%
Machinery	3.4%
Software	3.2%
Professional Services	3.0%
Metals & Mining	3.0%
Textiles, Apparel & Luxury Goods	2.8%
Insurance	2.4%
Biotechnology	2.3%
Capital Markets	2.3%
Aerospace & Defense	1.9%
Road & Rail	1.9%
Electric Utilities	1.7%
Food & Staples Retailing	1.7%
Leisure Equipment & Products	1.6%
Food Products	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Chemicals	1.5%
Healthcare Providers & Services	1.4%
Transportation Infrastructure	1.4%
Auto Components	1.3%
Household Products	1.3%
Commercial Services & Supplies	1.1%
Paper & Forest Products	0.9%
Diversified Financial Services	0.9%
Pharmaceuticals	0.7%
Multi-Utilities	0.7%
Containers & Packaging	0.6%
Trading Companies & Distributors	0.6%
Beverages	0.4%
Gas Utilities	0.3%
Construction Materials	0.3%
Independent Power Producers & Energy Traders	0.3%
Building Products	0.2%
Construction & Engineering	0.2%
Mortgage Real Estate Investment Trusts (REITs)	0.2%
Electrical Equipment	0.2%
Other assets less liabilities	0.3%
100.0%

See accompanying Notes to Financial Statements	34	Semi-Annual Report / March 31, 2018

Statements of Assets and Liabilities

March 31, 2018 (unaudited)

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility		AllianzGI Global Small-Cap Opportunities

Assets:

Investments, at value	$209,697,365		$64,369,099		$5,242,704
Cash	159,897		11,856		45,436
Foreign currency, at value	–		224,428		12,449
Dividends and interest receivable (net of foreign withholding taxes)	1,158,305		207,105		19,434
Deposits with brokers for derivatives collateral	189,396		11		–
Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	12,315		4,429		486
Tax reclaims receivable	–		19,785		1,377
Receivable from Investment Manager	–		–		2,024
Prepaid expenses and other assets	3,826		1,935		1,354
Total Assets	211,221,104		64,838,648		5,325,264

Liabilities:

Payable for TBA investments purchased	45,320,805		–		–
Payable for investments purchased	347,799		14		1
Payable to brokers for cash collateral received	275,000		–		–
Investment management fees payable	29,903		7,874		–
Trustees Deferred Compensation Plan payable (see Note 4)	12,315		4,429		486
Payable for variation margin on futures contracts	6,125		–		–
Unrealized depreciation of forward foreign currency contracts	–		1		–
Accrued expenses and other liabilities	54,356		42,553		64,707
Total Liabilities	46,046,303		54,871		65,194
Net Assets	$165,174,801		$64,783,777		$5,260,070

Net Assets Consist of:

Paid-in-capital	$171,344,277		$54,365,497		$4,330,163
Undistributed (dividends in excess of) net investment income	(965,512)		73,221		(38,267)
Accumulated net realized gain (loss)	(2,970,072)		2,073,994		289,808
Net unrealized appreciation (depreciation)	(2,233,892)		8,271,065		678,366
Net Assets	$165,174,801		$64,783,777		$5,260,070

Cost of Investments	$211,900,305		$56,059,047		$4,564,362
Cost of Foreign Currency	$–		$219,604		$12,411
Shares Issued and Outstanding	11,416,302		3,732,815		290,572
Net Asset Value Per Share*	$14.4	7	$17.3	6	$18.1	0

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	35	Semi-Annual Report / March 31, 2018

Statements of Operations

Six Months ended March 31, 2018 (unaudited)

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities
Investment Income:

Interest	$1,851,047	$422	$–
Dividends, net of foreign withholding taxes*	–	773,793	45,134
Miscellaneous	10	10	10
Total Investment Income	1,851,057	774,225	45,144

Expenses:

Investment management	232,758	126,902	23,325
Legal	29,903	8,610	4,651
Trustees	8,437	3,574	271
Audit and tax services	21,226	19,659	19,014
Custodian and accounting agent	33,603	67,391	37,172
Shareholder communications	2,086	1,506	3,870
Transfer agent	3,812	2,789	2,210
Insurance	5,166	3,868	2,708
Line of credit commitment	1,960	819	63
Miscellaneous	3,085	1,602	1,557
Total Expenses	342,036	236,720	94,841
Less: Fee Waiver/Reimbursement from Investment Manager	(68,419)	(93,082)	(63,657)
Net Expenses	273,617	143,638	31,184
Net Investment Income	1,577,440	630,587	13,960

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:
Investments	(1,731,096)	2,127,599	296,134
Futures contracts	574,580	–	–
Forward foreign currency contracts	–	480	(741)
Foreign currency transactions	–	(4,489)	610
Net change in unrealized appreciation/depreciation of:
Investments	(2,546,686)	(166,174)	(105,195)
Futures contracts	(146,202)	–	–
Forward foreign currency contracts	–	(1)	255
Foreign currency transactions	–	7,967	(35)
Net realized and change in unrealized gain (loss)	(3,849,404)	1,965,382	191,028
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(2,271,964)	$2,595,969	$204,988
*Foreign withholding taxes	$–	$29,628	$4,209

See accompanying Notes to Financial Statements	36	Semi-Annual Report / March 31, 2018

Statements of Changes in Net Assets

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:

Net investment income	$1,577,440	$2,718,898	$630,587	$1,674,031
Net realized gain (loss)	(1,156,516)	509,342	2,123,590	2,318,203
Net change in unrealized appreciation/depreciation	(2,692,888)	(3,539,240)	(158,208)	6,022,016
Net increase (decrease) in net assets resulting from investment operations	(2,271,964)	(311,000)	2,595,969	10,014,250

Dividends and Distributions to Shareholders from:

Net investment income	(1,960,871)	(6,472,164)	(2,061,719)	(1,279,950)
Net realized gains	–	(1,796,268)	(2,247,937)	(152,963)
Total dividends and distributions to shareholders	(1,960,871)	(8,268,432)	(4,309,656)	(1,432,913)

Common Stock Transactions:

Net proceeds from the sale of common stock	27,653,529	37,516,867	3,071,351	10,754,112
Issued in reinvestment of dividends and distributions	1,960,871	8,268,432	4,309,656	1,432,913
Cost of shares redeemed	(5,161,302)	(65,662,163)	–	(38,991,208)
Net increase (decrease) from Fund share transactions	24,453,098	(19,876,864)	7,381,007	(26,804,183)
Total increase (decrease) in net assets	20,220,263	(28,456,296)	5,667,320	(18,222,846)

Net Assets:

Beginning of period	144,954,538	173,410,834	59,116,457	77,339,303
End of period*	$165,174,801	$144,954,538	$64,783,777	$59,116,457
*Including undistributed (dividends in excess of) net investment income of:	$(965,512)	$(582,081)	$73,221	$1,504,353

Shares Activity:

Shares issued	1,878,844	2,447,325	172,816	692,627
Issued in reinvestment of dividends and distributions	134,599	561,646	248,109	92,545
Shares redeemed	(355,739)	(4,287,929)	–	(2,366,498)
Net increase (decrease)	1,657,704	(1,278,958)	420,925	(1,581,326)

See accompanying Notes to Financial Statements	37	Semi-Annual Report / March 31, 2018

Statements of Changes in Net Assets

AllianzGI Global Small-Cap Opportunities
Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017

$13,960	$52,679
296,003	1,000,979
(104,975)	214,012

204,988	1,267,670

(107,469)	(70,039)
(608,572)	–
(716,041)	(70,039)

–	–
716,041	70,039
–	(1,500,000)

716,041	(1,429,961)
204,988	(232,330)

5,055,082	5,287,412
$5,260,070	$5,055,082

$(38,267)	$55,242

–	–
40,160	4,255
–	(90,199)
40,160	(85,944)

See accompanying Notes to Financial Statements	38	Semi-Annual Report / March 31, 2018

Financial Highlights

For a share of common stock outstanding throughout each period:

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017	Period from October 30, 2015* through September 30, 2016	Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017	Period from April 11, 2016* through September 30, 2016
Net asset value, beginning of period	$14.85	$15.71	$15.00	$17.85	$15.81	$15.00

Investment Operations:
Net investment income(a)	0.15	0.25	0.21	0.18	0.40	0.22
Net realized and change in unrealized gain (loss)	(0.35)	(0.34)	0.57	0.58	1.99	0.59
Total from investment operations	(0.20)	(0.09)	0.78	0.76	2.39	0.81

Dividends and Distributions to Shareholders from:
Net investment income	(0.18)	(0.60)	(0.07)	(0.60)	(0.31)	—
Net realized gains	—	(0.17)	—	(0.65)	(0.04)	—
Total dividends and distributions to shareholders	(0.18)	(0.77)	(0.07)	(1.25)	(0.35)	—
Net asset value, end of period	$14.47	$14.85	$15.71	$17.36	$17.85	$15.81
Total Return(b)	(1.34)%	(0.43)%	5.23%	4.26%	15.41%	5.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$165,175	$144,955	$173,411	$64,784	$59,116	$77,339
Ratio of expenses to average net assets with fee reimbursement	0.35%(c)	0.35%	0.41%(c)(d)	0.45%(c)	0.45%(e)	0.45%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	0.44%(c)	0.44%	0.62%(c)(d)	0.75%(c)	0.83%(e)	0.99%(c)(d)
Ratio of net investment income to average net assets	2.03%(c)	1.67%	1.52%(c)(d)	1.99%(c)	2.42%(e)	2.96%(c)(d)
Portfolio turnover rate	149%	319%	260%	25%	31%(f)	1%

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported.

Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)	Does not include expenses of the investment in which the Fund invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	39	Semi-Annual Report / March 31, 2018

Financial Highlights

For a share of common stock outstanding throughout each period:

	AllianzGI Global Small-Cap Opportunities
	Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017	Year ended September 30, 2016	Period from December 1, 2014 through September 30, 2015#	Period from July 23, 2014* through November 30, 2014
Net asset value, beginning of period	$20.19	$15.72	$14.53	$14.70	$15.00

Investment Operations:
Net investment income(a)	0.05	0.19	0.15	0.12	0.05
Net realized and change in unrealized gain (loss)	0.72	4.49	1.13	(0.25)	(0.35)
Total from investment operations	0.77	4.68	1.28	(0.13)	(0.30)

Dividends and Distributions to Shareholders from:
Net investment income	(0.43)	(0.21)	(0.09)	(0.04)	—
Net realized gains	(2.43)	—	—	—	—
Total dividends and distributions to shareholders	(2.86)	(0.21)	(0.09)	(0.04)	—
Net asset value, end of period	$18.10	$20.19	$15.72	$14.53	$14.70
Total Return(b)	4.02%	30.06%	8.85%	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,260	$5,055	$5,287	$4,856	$4,899
Ratio of expenses to average net assets with fee reimbursement	1.20%(c)	1.20%	1.20%	1.22%(c)(d)	1.20%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	3.66%(c)	4.24%	5.48%	7.06%(c)(d)	4.88%(c)(d)
Ratio of net investment income to average net assets	0.54%(c)	1.10%	1.04%	0.91%(c)(d)	0.88%(c)(d)
Portfolio turnover rate	52%	143%	177%	152%	56%

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported.

Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.

See accompanying Notes to Financial Statements	40	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2018, the Trust consisted of three separate investment series, (each a “Portfolio” and together the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The investment objective of AllianzGI Advanced Core Bond is to seek long-term risk adjusted total net return. The investment objective of AllianzGI Best Styles Global Managed Volatility and AllianzGI Global Small-Cap Opportunities is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Portfolio (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. The NAV of each Portfolio is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the six months ended March 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) —Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

A summary of the inputs used at March 31, 2018 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Advanced Core Bond:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/18
Investments in Securities - Assets
Corporate Bonds & Notes	—	$87,954,448	—	$87,954,448
U.S. Treasury Obligations	—	57,248,408	—	57,248,408
U.S. Government Agency Securities	—	45,720,815	—	45,720,815
Sovereign Debt Obligations	—	17,724,694	—	17,724,694
Repurchase Agreements	—	1,049,000	—	1,049,000

	—	209,697,365	—	209,697,365
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(30,952)	—	—	(30,952)
Totals	$(30,952)	$209,697,365	—	$209,666,413

AllianzGI Best Styles Global Managed Volatility:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/18
Investments in Securities - Assets
Common Stock:
Australia	—	$699,483	—	$699,483
Austria	$39,435	60,911	—	100,346
Belgium	—	62,457	—	62,457
China	63,577	1,755,247	—	1,818,824
Denmark	21,930	336,737	—	358,667
Finland	—	414,258	—	414,258
France	112,069	1,155,692	—	1,267,761
Germany	—	304,887	—	304,887
Hong Kong	—	1,402,389	—	1,402,389
Hungary	—	293,014	—	293,014
Indonesia	—	277,417	—	277,417
Ireland	35,745	6,214	—	41,959
Israel	—	337,889	—	337,889
Italy	—	397,345	—	397,345
Japan	—	8,762,532	—	8,762,532
Korea (Republic of)	85,862	685,588	—	771,450
Malaysia	—	903,956	—	903,956
Netherlands	—	428,046	—	428,046
New Zealand	22,441	349,021	—	371,462
Norway	—	171,890	—	171,890
Poland	—	197,698	—	197,698
Singapore	30,018	1,246,578	—	1,276,596
South Africa	—	26,332	—	26,332
Spain	23,358	143,183	—	166,541
Switzerland	25,730	1,482,227	—	1,507,957
Taiwan	—	3,544,334	—	3,544,334
Thailand	—	451,207	$638,907	1,090,114
United Kingdom	278,617	585,998	—	864,615
All Other	35,918,853	—	—	35,918,853
Rights	—	—	27	27
Repurchase Agreements	—	590,000	—	590,000

	36,657,635	27,072,530	638,934	64,369,099
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1)	—	(1)
Totals	$36,657,635	$27,072,529	$638,934	$64,369,098

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

AllianzGI Global Small-Cap Opportunities:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/18
Investments in Securities - Assets
Common Stock:
Australia	—	$134,147	—	$134,147
China	—	255,530	—	255,530
Denmark	—	103,926	—	103,926
Germany	—	72,438	—	72,438
Greece	—	112,469	—	112,469
Hong Kong	—	156,169	—	156,169
India	$53,943	46,614	—	100,557
Indonesia	—	38,602	—	38,602
Italy	10,167	34,172	—	44,339
Japan	—	455,595	—	455,595
Korea (Republic of)	17,499	79,433	—	96,932
Norway	—	23,717	—	23,717
Pakistan	—	19,694	—	19,694
Poland	—	89,621	—	89,621
Russian Federation	—	—	$108,606	108,606
Singapore	—	75,768	—	75,768
Spain	—	27,438	—	27,438
Taiwan	—	138,705	—	138,705
Thailand	—	11,322	31,628	42,950
Turkey	16,312	87,248	—	103,560
United Kingdom	22,193	317,052	—	339,245
All Other	2,701,537	—	—	2,701,537

Rights	1,159	—	—	1,159
Totals	$2,822,810	$2,279,660	$140,234	$5,242,704

At March 31, 2018, the following Portfolios had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2 (a)	Level 2 to Level 1 (b)

AllianzGI Best Styles Global Managed Volatility	$629,785	$74,636
AllianzGI Global Small-Cap Opportunities	219,891	16,312

(a) This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2017, which was applied on March 31, 2018.

(b) This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2017, which was not applied on March 31, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2018, was as follows:

AllianzGI Best Styles Global Managed Volatility:

	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Investments in Securities - Assets
Common Stock:
Thailand	$165,313	$500,420	$ (78,102)	$—	$(8,221)	$59,497	$—	$—	$ 638,907
Rights	—	—†	—	—	—	27	—	—	27
Totals	$165,313	$500,420	$ (78,102)	$—	$(8,221)	$59,524	$—	$—	$ 638,934

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

AllianzGI Global Small-Cap Opportunities:

	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Investments in Securities - Assets
Common Stock:
Russian Federation	$—	$105,344	$—	$ —	$—	$3,262	$—	$ —	$ 108,606
Thailand	22,445	17,678	(10,949)	—	243	2,211	—	—	31,628
Totals	$22,445	$123,022	$(10,949)	$ —	$243	$5,473	$—	$ —	$ 140,234

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2018:

AllianzGI Best Styles Global Managed Volatility:

	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Common Stock	$638,907	Value of Foreign Security Traded on Foreign Exchange	Price of Non- Resident Shares on Foreign Exchange	THB 20.27-550.73

AllianzGI Global Small-Cap Opportunities:

	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Common Stock	$31,628	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non- Resident Shares on Foreign Exchange	THB 21.88-56.47
	108,606	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non- Resident Shares on Foreign Exchange	$1.51- $1.65

THB – Thai Baht

*Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

† Issued via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Portfolios held at March 31, 2018 was:

AllianzGI Best Styles Global Managed Volatility	$ 58,148
AllianzGI Global Small-Cap Opportunities	5,338

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2018, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolios (except AllianzGI Advanced Core Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Advanced Core Bond declares dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolios), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until

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Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. As of March 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(h) Rights. The Portfolios may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(i) U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Exchange-Traded Funds. Certain Portfolios may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolios would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolios bear directly in connection with their own operations.

(k) When-Issued/Delayed-Delivery Transactions. When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(l) Securities Traded on To-Be-Announced Basis. The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

48	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

49	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily

50	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2018:

AllianzGI Advanced Core Bond:

Location	Interest Rate Contracts
Liability derivatives:
Unrealized depreciation on futures contracts*	$ (30,952)

*     Included in net unrealized depreciation of $6,125 on futures contracts as reported in the Portfolio’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Best Styles Global Managed Volatility:

Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$ (1)

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2018:

AllianzGI Advanced Core Bond:

Location	Interest Rate Contracts
Net realized gain on:
Futures contracts	$ 574,580
Net change in unrealized appreciation/depreciation of:
Futures contracts	$ (146,202)

51	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

AllianzGI Best Styles Global Managed Volatility:

Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	480
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	(1)

AllianzGI Global Small-Cap Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$ (741)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$ 255

The average volume (based on open positions at each fiscal month-end) of derivative activity during the six months ended March 31, 2018:

	Forward Foreign Currency Contracts (2)		Futures Contracts (1)

	Purchased	Sold	Long	Short

AllianzGI Advanced Core Bond	—	—	—	198
AllianzGI Best Styles Global Managed Volatility	$ 324,952	$303,417	—	—
AllianzGI Global Small-Cap Opportunities	9,622	19,633	—	—

(1) Number of contracts

(2) U.S. $ value on origination date

The following table presents by counterparty, the Portfolio’s derivative assets and liabilities net of related collateral held by the Portfolio at March 31, 2018 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2018:

AllianzGI Best Styles Global Managed Volatility:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts Income Repatriation Boston IBS	$1	$—	$—	$1

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. During the reporting period, each Portfolio had an Investment Management Agreement (for the purpose of this section, collectively the “Agreement”) with the Investment Manager. Subject to the supervision of the

52	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager received an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Advanced Core Bond	0.30%
AllianzGI Best Styles Global Managed Volatility	0.40
AllianzGI Global Small-Cap Opportunities	0.90

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Advanced Core Bond (1)	0.35%
AllianzGI Best Styles Global Managed Volatility (2)	0.45
AllianzGI Global Small-Cap Opportunities (3)	1.20

1. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.35%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

2. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

3. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2019, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

53	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

During the six months ended March 31, 2018, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through
	Fiscal Period or Year ended
	09/30/2015	9/30/2016	9/30/2017	Totals
AllianzGI Advanced Core Bond	—	$275,685	$141,917	$417,602
AllianzGI Best Styles Global Managed Volatility	—	205,431	258,092	463,523
AllianzGI Global Small-Cap Opportunities	$200,824	209,673	144,937	615,434

6. INVESTMENTS IN SECURITIES

For the six months ended March 31, 2018, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$24,149,256	$14,303,917
AllianzGI Best Styles Global Managed Volatility	19,215,856	15,588,049
AllianzGI Global Small-Cap Opportunities	2,686,973	2,703,458

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$300,353,422	$278,887,142

7. INCOME TAX INFORMATION

At March 31, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Advanced Core Bond	$212,703,331	$610,943	$3,647,861	$(3,036,918)
AllianzGI Best Styles Global Managed Volatility	56,093,940	9,648,455	1,373,296	8,275,159
AllianzGI Global Small-Cap Opportunities	4,564,445	741,601	63,342	678,259

(1) Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

54	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

At March 31, 2018, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares were as follows:

		Affiliated*

	Number of Account Holders	Approximate Ownership	AFI
AllianzGI Advanced Core Bond	4	98%	-
AllianzGI Best Styles Global Managed Volatility	2	100%	-
AllianzGI Global Small-Cap Opportunities	-	-	100%

* This represents the aggregate percentage of affiliated entities that own 5% or more of the Portfolio’s outstanding shares. These affiliated entities include funds/portfolios of the Allianz Funds Multi-Strategy Trust and Allianz Multi-Series Collective Investment Trust.

9. BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds Multi-Strategy Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement was amended on October 26, 2017 and has a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Portfolios did not utilize the line of credit during the six months ended March 31, 2018.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Interfund Program permits certain Portfolios to lend money directly to and borrow money directly from other funds for temporary purposes. During the six months ended March 31, 2018, the Portfolios did not participate as a borrower or lender in the Interfund Program.

10. PORTFOLIO EVENTS

On December 28, 2017, the Trust entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

55	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

March 31, 2018 (unaudited) (continued)

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

56	Semi-Annual Report / March 31, 2018

Changes to the Board of Trustees & Fund Officers

Unaudited

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Portfolios and Erick R. Holt became a Trustee of the Portfolios. Mr. Holt is an “interested person” of the Portfolios, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Adviser and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Portfolios.

Effective April 30, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Portfolios.

Effective May 1, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting Officer of the Portfolios.

57	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited)

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

58	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•        Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•        Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•        Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

¡	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

¡	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

¡	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

¡	Facebook: https://de-de.facebook.com/about/privacy/

¡	Twitter: https://twitter.com/privacy

¡	Linked In: https://www.linkedin.com/legal/privacy-policy\

59	Semi-Annual Report / March 31, 2018

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

60	Semi-Annual Report / March 31, 2018

Trustees

Davey S. Scoon

   Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

 President and Chief Executive Officer

Scott Whisten (1)

 Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

 Chief Legal Officer and Secretary

Thomas L. Harter

 Chief Compliance Officer, CFA

Richard J. Cochran

 Assistant Treasurer

Orhan Dzemaili

 Assistant Treasurer

Debra Rubano

 Assistant Secretary

Craig A. Ruckman

 Assistant Secretary

Paul Koo (2)

Assistant Secretary

Investment Manager

   Allianz Global Investors U.S. LLC

   1633 Broadway

   New York, NY 10019

Distributor

   Allianz Global Investors Distributors LLC

   1633 Broadway

   New York, NY 10019

Custodian & Accounting Agent

   State Street Bank & Trust Co.

   801 Pennsylvania Avenue

   Kansas City, MO 64105

Transfer Agent

   State Street Bank & Trust Company, which has delegated its obligations as transfer agent to:

   DST Asset Mangement Solutions, Inc.

   P.O. Box 8050

   Boston, MA 02266-8050

Independent Registered Public Accounting Firm    PricewaterhouseCoopers LLP

   300 Madison Avenue

   New York, NY 10017

Legal Counsel

   Ropes & Gray LLC

   Prudential Tower

   800 Boylston Street

   Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the Portfolios without examination by an independent registered public accounting firm, who did not express an opinion herein.

(1) Lawrence G. Altadonna served as Treasurer, Principal Financial and Accounting Officer of the Trust for the period covered by this report through April 13, 2018.

(2) Paul Koo is assistant secretary of the Portfolios with a limited authority to open, maintain and close certain custodial and trading accounts for each Portfolio.

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Portfolios’ Board of Trustees since the Portfolios’ last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99_ Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Institutional Multi-Series Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 1, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: June 1, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: June 1, 2018